                        Schedules to Credit Agreement

                                                                   Exhibit 10.11

                                   Schedule 1.1(i)   Certain Calculations

                                 SCHEDULE 1.1(i)

                              CERTAIN CALCULATIONS

      "Bank Model Table" means the table set forth below providing details of
(i) Projected Volume, (ii) Projected Price and (iii) Projected Net Expenses(1).

                       PROJECTED                              PROJECTED NET
                        VOLUME        PROJECTED PRICE            EXPENSES
       DATE           (in STM-1s)  (in millions per STM-1)    (in millions)
First Quarter 2002       26.78             $ 1.522                $ 4.197
Second Quarter 2002      26.78             $ 1.522                $ 4.028
Third Quarter 2002       26.78             $ 1.522                $ 5.253
Fourth Quarter 2002      26.78             $ 1.522                $ 4.077
First Quarter 2003       36.08             $ 1.369                $ 4.386
Second Quarter 2003      36.08             $ 1.369                $ 4.361
Third Quarter 2003       36.08             $ 1.369                $ 5.586
Fourth Quarter 2003      36.08             $ 1.369                $ 4.412
First Quarter 2004       36.64             $ 1.232                $ 4.696
Second Quarter 2004      36.64             $ 1.232                $ 4.672
Third Quarter 2004       36.64             $ 1.232                $ 5.897
Fourth Quarter 2004      36 64             $ 1.232                $ 4.724
First Quarter 2005       47.04             $ 1.109                $ 5.002
Second Quarter 2005      47.04             $ 1.109                $ 4.979
Third Quarter 2005       47.04             $ 1.109                $ 6.206
Fourth Quarter 2005      47.04             $ 1.109                $ 5.032
First Quarter 2006       59.11             $ 0.998                $ 5.388
Second Quarter 2006      59.11             $ 0.998                $ 5.365
Third Quarter 2006       59.11             $ 0.998                $ 6.592

----------

1 Projected Net Expenses is the projected O&M revenues minus projected total operating expenses minus projected permitted capital expenditures minus projected taxes pursuant to the Operating Projections.

Fourth Quarter 2006      59.11             $ 0.998                $ 5.420

First Quarter 2007       62.27             $ 0 898                $ 5.770

      "Capacity Reserve Requirement" shall mean, as of any date of determination, an amount equal to (i) in the case of the first upgrade of 1024 STM-1's of the System to be done by the Company, (x) $147,000 (or such lesser amount as the Company and the Independent Engineer shall agree is the then market per unit cost of upgrading 1024 STM-1's) for the first 615 STM-1's to be sold by the Company and (y) $88,000 (or such lesser amount as the Company and the Independent Engineer shall agree is the then market per unit cost of upgrading 1024 STM-1's) for any subsequent STM-1's to be sold by the Company and (ii) in the case of any subsequent upgrade of the System $88,000 (or such lesser amount as the Company and the Independent Engineer shall agree is the then market per unit cost of upgrading 1024 STM-1's) for any subsequent STM-1's to be sold by the Company.

      "Capacity Upgrade Requirement" shall mean, for each quarter, the product of (a) Projected Volume times the Volume Factor times (b) the Capacity Reserve Requirement.

      "Capacity Upgrade Shortfall" means, as of any date of determination, the Capacity Upgrades Reserve Required Balance minus the actual balance held on the Capacity Upgrades Reserve Account.

      "Present Value Coverage Ratio" shall mean, as at any date of determination, the ratio of (a) the sum of the present value of Projected Cash Available for Debt Service (calculated on the basis of the Company's current borrowing rate for such quarter) for each of the quarters following the date of determination to the Final Maturity Date minus the Capacity Upgrade Shortfall to
(b) the outstanding Loans as of such date.

      "Price Factor" shall mean, as at any date of determination, the ratio of (a) the historical average weighted contract price paid per STM-1 of Capacity (excluding sales of fiber pairs) during the previous four quarters (or such shorter period during the first four quarters after the Conversion Date) to (b) the average Projected Price for such four quarters (or such shorter period during the first four quarters after the Conversion Date).

      "Projected Cash Available for Debt Service" shall mean, for each quarter,
(a) Projected Volume times the Volume Factor, times (b) Projected Price times the Price Factor, minus (c) Sales Commissions, minus (d) the Capacity Upgrade Requirement, minus (e) Projected Net Expenses.

      "Projected Net Expenses" shall mean, for each quarter, the expenses set forth opposite the correlative date indicated on the Bank Model Table.

      "Projected Price" shall mean, for each quarter, the price per STM-1 of Capacity set forth opposite the correlative date indicated on the Bank Model Table.

      "Projected Volume" shall mean, for each quarter, the amount of volume (in STM-1's) set forth opposite the correlative date indicated on the Bank Model Table.

      "Sales Commissions" shall mean, for each quarter, (a) the sales commissions prevailing for such quarter, times (b) Projected Volume times the Volume Factor, times (c) Projected Price times the Price Factor.

      "Volume Factor" shall mean, as at any date of determination, the ratio of (a) the total volume (in STM-1's) of Capacity sold (excluding sales of fiber pairs) during the previous four quarters (or such shorter period during the first four quarters after the Conversion Date) to (b) the sum of the Projected Volume amounts for such four quarters (or such shorter period during the first four quarters after the Conversion Date).

                          Schedule 1.1(iii) Principal Payment Dates/Amortization

                                SCHEDULE 1.1(iii)

                      PRINCIPAL PAYMENT DATES/AMORTIZATION

================================================================================
                                                  SCHEDULED
                                                 REPAYMENTS
                                                   OF TERM
                              DATE                  LOANS
================================================================================
                        March 31, 2002             1.875%
--------------------------------------------------------------------------------
                        June 30, 2002              1.875%
--------------------------------------------------------------------------------
                        September 30, 2002         1.875%
--------------------------------------------------------------------------------
                        December 31, 2002          1.875%
--------------------------------------------------------------------------------
                        March 31, 2003             4.375%
--------------------------------------------------------------------------------
                        June 30, 2003              4.375%
--------------------------------------------------------------------------------
                        September 30, 2003         4.375%
--------------------------------------------------------------------------------
                        December 31, 2003          4.375%
--------------------------------------------------------------------------------
                        March 31, 2004             4.375%
--------------------------------------------------------------------------------
                        June 30, 2004              4.375%
--------------------------------------------------------------------------------
                        September 30, 2004         4.375%
--------------------------------------------------------------------------------
                        December 31, 2004          4.375%
--------------------------------------------------------------------------------
                        March 31, 2005             5.625%
--------------------------------------------------------------------------------
                        June 30, 2005              5.625%
--------------------------------------------------------------------------------
                        September 30, 2005         5.625%
--------------------------------------------------------------------------------
                        December 31, 2005          5.625%
--------------------------------------------------------------------------------
                        March 31, 2006             6.875%
--------------------------------------------------------------------------------
                        June 30, 2006              6.875%
--------------------------------------------------------------------------------
                        September 30, 2006         6.875%
--------------------------------------------------------------------------------
                        December 31, 2006          6.875%
--------------------------------------------------------------------------------


                                 1.1 (iii) - 1

================================================================================
                                                  SCHEDULED
                                                 REPAYMENTS
                                                   OF TERM
                              DATE                  LOANS
================================================================================
                        March 31, 2007             7.500%
--------------------------------------------------------------------------------


                                 1.1 (iii) - 2

                                                 Schedule 1.1(iv) Project Budget

                                PROJECT BUDGET
                          (Figures are in Millions)

                  Supply Contract                $   ***

                  Landing Stations                   ***

                  Backhaul/POPs                      ***

                  Program Management                 ***

                  Other                              ***
                                               ---------

                  TOTAL                        $     ***


----------
Confidential treatment has been requested with respect to the portions of this agreement marked with three asterisks (***) and the redacted material has been filed separately with the Securities and Exchange Commission.

            Schedule 1.1(v) Sponsor Pre-Sale Capacity Commitments

                               Schedule 1.1(v)

                    Sponsor Pre-Sale Capacity Commitments

--------------------------------------------------------------------------------------------
   Capacity Purchaser      Amount           Payment Dates            Letter of Credit Issuer
--------------------------------------------------------------------------------------------
***                                       30% following the          Dresdner Bank AG
                          *** million     Closing Date; 10%
                                          quarterly installments
                                          beginning on December
                                          31, 1999
--------------------------------------------------------------------------------------------
***                       *** million*    100% at Initial RFS        n/a
--------------------------------------------------------------------------------------------
***                       *** million     80% by Initial RFS; the    n/a
                                          balance following notice
                                          that the full system is
                                          able to carry commercial
                                          traffic
--------------------------------------------------------------------------------------------
***                       *** million     Prior to the Closing Date  n/a
--------------------------------------------------------------------------------------------
***                       *** million**   75% by Initial RFS; the    n/a
                                          balance following notice
                                          that the full system is
                                          able to carry commercial
                                          traffic
--------------------------------------------------------------------------------------------
***                       *** million     Approximately 30 days      n/a
                                          from the Closing Date
--------------------------------------------------------------------------------------------

     ***

              Schedule 1.1 (vii) Schedule of Sources and Uses

                                SOURCES AND USES
                            (Figures are in Millions)

              SOURCES                                      USES
              -------                                      ----

Construction Loan          $   ***        Supply Contract           $  ***

Revolving Credit               ***        Landing Stations             ***

Sponsor Pre-Sales              ***        Backhaul/POPs                ***

Equity                         ***        Program Management           ***
                         ---------

TOTAL                    $     ***        Other                        ***
                                                                  ---------

                                          TOTAL                   $    ***

                            Schedule 1.1(viii) Applicable Margin/Commitment Fees

                               SCHEDULE 1.1(viii)

                           PART I. APPLICABLE MARGIN

The Applicable Margin on the outstanding Loans shall be calculated from time to time at a split rate, calculated as provided below:

(i)   The Applicable Margin shall equal:

      (a) 1.25% (in the case of Eurodollar Loans) and 0.25% (in the case of ABR Loans) for that portion of the outstanding Loans that equals the aggregate amount of the Qualifying Pre-Sale Capacity Receivables, if any, as at the relevant date of determination (as provided below), provided, however, that the portion of the Loans that accrues interest at this rate shall not exceed an amount equal to 50% of the outstanding Loans as at the relevant date of determination; and

      (b) 3.00% (in the case of Eurodollar Loans) and 2.00% (in the case of ABR Loans) for the balance of the outstanding Loans.

            Provided, however, that the Applicable Margin for Revolving Credit Loans shall equal 3.00% (in the case of Eurodollar Loans) and 2.00% (in the case of ABR Loans).

(ii) The Applicable Margin shall be determined in respect of each outstanding Loan on the following dates of determination:

      (a) for any Eurodollar Loan, on the first day of the initial Interest Period and each three month anniversary thereof during the Construction Loan Commitment Period (or if such day is not an Interest Payment Date, the closest Interest Payment Date thereto) and the Conversion Date and each three month anniversary thereof for so long as the Term Loans remain outstanding (or if any such anniversary date is not an Interest Payment Date, the closest Interest Payment Date thereto); and

      (b) for any ABR Loan, on the date of borrowing (or converting into) such ABR Loan and thereafter on each Interest Payment Date for such ABR Loan.

                            Part II - Commitment Fee

During the Construction Loan Commitment Period, the Commitment fee shall accrue in respect of the undrawn Construction Loan Commitments at a split rate, calculated as provided herein.

(i)   The Commitment fee shall accrue at

      (a) a rate of 0.375% per annum on that portion, if any, of the average daily undrawn Construction Loan Commitments which could have been drawn as Loans accruing interest at the lower Applicable Margin (as provided in clause (i)(a) of Part I of this Schedule) during the relevant period, such amount to equal the difference between (x) the aggregate amount of Qualifying Pre-Sale Capacity Receivables as at the relevant date of determination (as provided below) and (y) the average daily aggregate principal amount of Loans that, during the relevant period, accrues interest at the lower Applicable Margin provided for in clause (i)(a) of Part I of this Schedule; provided however, in no event shall the portion of the undrawn Construction Loan Commitments that is eligible to accrue fees at this rate exceed 50% of the amount of the undrawn Construction Loan Commitments as at the relevant date of determination; and

      (b) a rate of 0.75% per annum on the balance of the avenge daily undrawn Construction Loan Commitments and Revolving Credit Commitments during the relevant period.

(ii) The amount of undrawn Construction Loan Commitments shall be based on the daily average undrawn Construction Loan Commitment amounts during the relevant three-month period preceding each payment date for the Commitment fee and the date of determination of (a) the amount of the Qualifying Pre-Sale Capacity Receivables (for purposes of clause (i)(a)(x) above) and
      (b) the limitation set forth in the proviso to clause (i)(a) above, shall be the first date of such three-month period.

                                    Schedule 3.6 Capital and Corporate Structure

                               Company Structure

                               [GRAPHIC OMITTED]

                                                        Schedule 3.9  Litigation

                                                                SCHEDULE 3.9 TO
                                                                CREDIT AGREEMENT

                                   Litigation:

                                      None


                                 Schedule 3.9-1

                                 Schedule 3.11(a)  Real Estate Assets and Leases

                                                             SCHEDULE 3 11(a) TO
                                                             CREDIT AGREEMENT

                         Real Estate Assets and Leases:

                                      None


                               Schedule 3.11(a)-1

                                       Schedule 3.19(b)  Contractual Obligations

                                SCHEDULE 3.19(b)

Material Contractual Obligations of the Company (excluding the Financing Documents)

1. Contract between FAL, FA USA, FAUK, FAF and Alcatel Submarine Networks ("ASN"), Alcatel Submarine Networks Inc. and Alcatel Submarine Networks Limited dated 20 September 1999.

2. Performance Bond Letter of Credit issued by Credit Commercial de France in respect of(1).

3.    Guarantee from Alcatel dated 7 October 1999 in respect of(1).

4.    Construction Management Agreement dated 8 October 1999 between FAL and
      FTGSL.

S.    Construction Management Agreement dated 8 October 1999 between FAL and
      GTS.

6.    Facilities Management Agreement dated 8 October 1999 among FAL, FTGSL and
      UTS.

7. Customer Marketing Agreement dated 8 October 1999 among FAL, FLAG Telecom Ireland Limited and GTS.

8. Arbitration Agreement dated 8 October 1999 among FAL, FAHL, GTS TransAtlantic Holdings, Ltd., and their Affiliates.

9. Fibre, Capacity and Facilities Purchase Agreement dated 8 October 1999 among FAL, FAUSA and GTSCSL.

10. Capacity Right of Use Agreement dated 8 October 1999 among FAL, FALSA and Nynex Long Distance Company, d/b/a Bell Atlantic Long Distance.

11. Capacity Right of Use Agreement dated 8 October 1999 among FAL, FAUSA and Singapore Telecommunications Limited.

12. Indefeasible Right of Use Agreement dated 8 October 1999 among FAL, FAUSA and Teleglobe USA Inc.

13. Letter agreement for the purchase of capacity between Alcatel and FAL dated 8 October 1999.

14. Letter agreement for the purchase of capacity between PSINet Inc. and FAL dated 29 September 1999.

15. Capacity Right of Use Agreement dated 22 July 1999 as amended by Contract Variation 1 dated 4 October 1999 among FAL, FAUSA and Worldstar Telecom Inc.

Abbreviations:

FAHL                   FLAG Atlantic Holdings Limited

FAL                    FLAG Atlantic Limited

FAUSA                  FLAG Atlantic USA Limited

FAUK                   FLAG Atlantic UK Limited

FAF                    FLAG Atlantic France Sarl

FTGSL                  FLAG Telecom Group Services Limited

GTS                    GTS Carrier Services Inc.

GTSCS                  GTS Carrier Services Limited

         Schedule 5.26  Conditions to Satisfy' as to Material Real Estate Assets

                                  Schedule 5.26

                           CONDITIONS TO SATISFY AS TO
                           MATERIAL REAL ESTATE ASSETS

A. United States Material Real Estate Assets. If the Material Real Estate Asset is located in the United States of America:

      1. Fully executed and notarized Mortgages (as defined below), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each such Material Real Estate Asset (each, a "U.S. Mortgaged Property").

      2. An opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) in the state in which the U.S. Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other customary matters as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent.

      3. In the case of each Leasehold Property (as defined below) that is a U.S. Mortgaged Property, (1) a Landlord Consent and Estoppel (as defined below) and (2) if relevant, evidence that such Leasehold Property is a Recorded Leasehold Interest (as defined below).

      4. An ALTA (or, where the ALTA form is not available, a similar form used in such jurisdiction) mortgagee title insurance policy or unconditional commitment therefor issued by a title company with respect to the U.S. Mortgaged Property (each, a "Title Policy"), together with a title report issued by a title company with respect thereto, and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in customary form reasonably satisfactory to the Administrative Agent.

      5. Evidence of flood insurance with respect to each Flood Hazard Property (as defined below) that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to the Administrative Agent.


                                Schedule 5.26 - 1

      6. Surveys of all U.S. Mortgaged Properties which are not Leasehold Properties, certified to the Administrative Agent and dated not more than thirty (30) days prior to the delivery of such survey. All such surveys shall be ALTA surveys to the extent practicable.

B. United Kingdom Material Real Estate Assets. If the Material Real Estate Asset is located in the United Kingdom:

      1. Fully executed and completed Mortgages in a proper form for the purposes of registration in accordance with the laws of England and Wales, encumbering each such Material Real Estate Asset (each, a "U.K. Mortgaged Property").

      2. In the case of each Leasehold Property that is a U.K. Mortgaged Property and where the relevant lease requires a landlord's consent to the creation of a Mortgage, (I) a Landlord Consent and Estoppel and (2) if relevant, evidence that such Leasehold Property is registered accordingly at HM Land Registry.

      3. In the case of each Leasehold Property that is a UK Mortgaged Property and where the relevant lease does not require the landlord's consent to the creation of a Mortgage, a Landlord Notice.

      4. Any executed and completed Licences required to be panted by a landlord of Leasehold Property which is a U.K. Mortgaged Property.

      5. Title documents evidencing good title of the Company or any Subsidiary thereof in respect of each relevant U.K. Mortgaged Property to which such entity acquires title.

      6. Surveys of each U.K. Mortgaged Property certified as having been carried out in accordance with generally accepted good practice in the United Kingdom by a duly qualified surveyor, such surveys not to be dated more than 30 days prior to their delivery.


                                Schedule 5.26 - 2

                                  DEFINED TERMS

      "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the only Lien to which such Collateral is subject, other than Permitted Liens.

      "Flood Hazard Property" means a U.S. Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

      "Landlord Consent and Estoppel" means, (a) with respect to any Leasehold Property that constitutes a U.S. Mortgaged Property, an agreement in writing by and between the Administrative Agent and the lessor under the related lease, substantially in the form of Exhibit 0 and (b) with respect to any Leasehold Property that constitutes a U.K. Mortgaged Property, a deed in favor of the Administrative Agent executed by the lessor under the related lease substantially in the form of Exhibit R.

      "Landlord Notice" means, in respect of any Leasehold Property that constitutes a UK Mortgaged Property, a notice in writing given by the relevant lessor under the related lease substantially in the form of Exhibit S.

      "Leasehold Property" means any leasehold interest of the Company or any Subsidiary thereof as lessee under any lease of real property that constitutes a Material Real Estate Asset, other than any such leasehold interest designated from time to time by the Administrative Agent in its sole discretion as not being required to be included in the Collateral.

      "Mortgage" means a form of mortgage reasonably acceptable to Administrative Agent.

      "Record Document" means, with respect to any Leasehold Property, (i) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient in the applicable jurisdiction to enable the Administrative Agent to obtain a Title Policy.

      "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document has been recorded in all places necessary or desirable, in the


                                Schedule 5.26 - 3

Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property.


                                Schedule 5.26 - 4

                                     Schedule 6.18  Transactions with Affiliates

                                  SCHEDULE 6.18

Transactions with Affiliates

1. Contract between FAL, FAUSA, FAUK, FAF and Alcatel Submarine Networks ("ASN"), Alcatel Submarine Networks Inc. and Alcatel Submarine Networks Limited dated 20 September 1999.

2.    Construction Management Agreement dated 8 October 1999 between FAL and
      FTGSL.

3.    Construction Management Agreement dated 8 October 1999 between FAL and
      GTS.

4.    Facilities Management Agreement dated 8 October 1999 among FAL, FTGSL and
      GTS.

5. Customer Marketing Agreement dated 8 October 1999 among FAL, FLAG Telecom Ireland Limited and GTS.

6. Arbitration Agreement dated 8 October 1999 among FAL, FAHL, GTS TransAtlantic Holdings, Ltd., and their Affiliates.

7. Fibre, Capacity and Facilities Purchase Agreement dated 8 October 1999 between [GTS] and FAL.

Abbreviations:

FAHL        FLAG Atlantic Holdings Limited

PAL         FLAG Atlantic Limited

FAUSA       FLAG Atlantic USA Limited

PACK        FLAG Atlantic UK Limited

FAF         FLAG Atlantic France Sari

FTGSL       FLAG Telecom Group Services Limited

GTS         GTS Carrier Services Inc.

GTSCSL      GTS Carrier Services Limited